MURRAY, Utah, Mar. 7, 2024 (GLOBE NEWSWIRE) -- FinWise Bancorp (NASDAQ: FINW) (“FinWise” or the “Company”), parent company of FinWise Bank (the “Bank”), today announced that its Board of Directors has authorized a common stock repurchase program to purchase up to 641,832 shares, or approximately 5% of issued and outstanding shares, as of March 6, 2024. The repurchases will be made at the Company’s discretion through March 31, 2026.

“As the Company remains well capitalized and continues to generate solid profitability, we are pleased that the Board of Directors has approved a new Share Repurchase Program,” said Kent Landvatter, Chief Executive Officer of FinWise. “Our differentiated business model and strong liquidity position allow us to return capital to shareholders via share buybacks while continuing to invest to become an integrated Fintech banking solutions provider.”

Under the repurchase program, the Company may, from time to time and on or before the program's expiration date, repurchase shares of its outstanding common stock in the open market, in privately-negotiated transactions, or otherwise, subject to applicable laws and regulations. The extent to which the Company repurchases its shares, and the means and timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements, availability of funds, and other relevant considerations, as determined by the Company. The repurchase program does not obligate the Company to purchase any particular number of shares. The Company may, in its discretion, begin, suspend, limit or terminate repurchases at any time prior to the program's expiration, without any prior notice. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The Company expects to fund repurchases under the program with its available cash balances.

About FinWise Bancorp
FinWise is reshaping the Banking value chain through Fintech enablement. The Company is at a key expansion point as it incorporates BIN Sponsorship and Payments HUB offerings into its current platforms, creating an integrated Fintech banking solutions provider. Its existing Strategic Program Lending business, done through scalable API-driven infrastructure, powers deposit, lending and payments programs for leading Fintech brands. FinWise also manages other Lending programs such as SBA 7(a), Real Estate, and Leasing, which provide optionality for disciplined balance sheet growth. FinWise is well positioned to help Fintechs through its compliance oversight and risk management-first culture.

Contacts
investors@finwisebank.com
media@finwisebank.com

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995
This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (a) the success of the financial technology industry, as well as the continued evolution of the regulation of this industry; (b) the ability of the Company’s Strategic Program or “BaaS” service providers to comply with regulatory regimes, and the Company’s ability to adequately oversee and monitor its Strategic Program and BaaS service providers; (c) the Company’s ability to maintain and grow its relationships with its service providers; (d) changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters, including the application of interest rate caps or maximums; (e) the Company’s ability to keep pace with rapid technological changes in the industry or implement new technology effectively; (f) system failure or cybersecurity breaches of the Company’s network security; (g) the Company’s reliance on third-party service providers for core systems support, informational website hosting, internet services, online account opening and other processing services; (h) general economic and business conditions, either nationally or in the Company’s market areas; (i) increased national or regional competition in the financial services industry; (j) the Company’s ability to measure and manage its credit risk effectively and the potential deterioration of the business and economic conditions in the Company’s primary market areas; (k) the adequacy of the Company’s risk management framework; (l) the adequacy of the Company’s allowance for credit losses (“ACL”); (m) the financial soundness of other financial institutions; (n) new lines of business or new products and services; (o) changes in Small Business Administration (“SBA”) rules, regulations and loan products, including specifically the Section 7(a) program or changes changes to the status of the Bank as an SBA Preferred Lender; (p) the value of collateral securing the Company’s loans; (q) the Company’s levels of nonperforming assets; (r) losses from loan defaults; (s) the Company’s ability to protect its intellectual property and the risks it faces with respect to claims and litigation initiated against the Company; (t) the Company’s ability to implement its growth strategy; (u) the Company’s ability to launch new products or services successfully; (v) the concentration of the Company’s lending and depositor relationships through Strategic Programs in the financial technology industry generally; (w) interest-rate and liquidity risks; (x) the effectiveness of the Company’s internal control over financial reporting and its ability to remediate any future material weakness in its internal control over financial reporting; (y) potential exposure to fraud, negligence, computer theft and cyber-crime and other disruptions in the Company’s computer systems relating to its development and use of new technology platforms; (z) dependence on our management team and changes in management composition; (aa) the sufficiency of the Company’s capital; (bb) compliance with laws and regulations, supervisory actions, the Dodd-Frank Act, capital requirements, the Bank Secrecy Act and other anti-money laundering laws, predatory lending laws, and other statutes and regulations; (cc) results of examinations of the Company by its regulators; (dd) the Company’s involvement from time to time in legal proceedings; (ee) natural disasters and adverse weather, acts of terrorism, pandemics, an outbreak of hostilities or other international or domestic calamities, and other matters beyond the Company’s control; (ff) future equity and debt issuances; (gg) the possibility that the proposed acquisition of BFG equity interests does not close when expected or at all because required regulatory approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; (hh) that the Company may be required to modify the terms and conditions of the proposed acquisition to obtain regulatory approval; (ii) that the anticipated benefits of the proposed acquisition are not realized within the expected time frame or at all as a result of such things as the strength or weakness of the economy and competitive factors in the areas where the Company and BFG do business; and (jj) other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent reports on Form 10-Q and Form 8-K.

Any forward-looking statement speaks only as of the date of this release, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence. In addition, the Company cannot assess the impact of each risk and uncertainty on its business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.